                                  EXHIBIT 10.1



                            INDEMNIFICATION AGREEMENT
                                       AND
                               COVENANT NOT TO SUE

     AGREEMENT, made and entered into as of 27 June 1998, between Black Diamond INDUSTRIES, INC., a Florida corporation (the "Corporation"), and Elsie Sanchez, (collectively herein, "Indemnitee").

                               W I T N E S S E T H

     WHEREAS, at the request of the Corporation, Indemnitee currently serves as Officer and/or Director of the Corporation and may, therefore, be subjected to actions, suits or proceedings by reason of such service; and

     WHEREAS, as an inducement to Indemnitee to continue to serve as Officer and Director, the Corporation has agreed not to sue and to indemnify Indemnitee against expenses and costs incurred by Indemnitee in connection with any such actions, suits or proceedings, to the fullest extent permitted by law; and

     WHEREAS, the parties desire to set forth their agreement regarding indemnification;

     NOW, THEREFORE, for and in consideration of the mutual promises contained herein, and other good and valuable consideration, the parties agree as follows:

1.     Acts or Omissions Covered By This Agreement.
       -------------------------------------------
       This Agreement shall cover any act or omission by Indemnitee which:

       1.1 occurs or is alleged to have occurred by reason of its being or having been the Officer and/or Director of the Corporation;

       1.2 occurs or is alleged to have occurred before, during or after the time when the Indemnitee served as Officer and/or Director of the Corporation; and

       1.3 gives rise to, or is the direct or indirect subject of a claim in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, at any time or times whether during or after Indemnitee serves as Officer and/or Director of the Corporation.

2.     Indemnity and Covenant Not to Sue.
       --------------------------------
Subject to the provisions of Florida Statute Section 607.0850:

       2.1 The Corporation shall indemnify, to the fullest extent permitted by the Corporation's articles of incorporation and by laws, and regardless of any bylaw provision to the contrary, Indemnitee, from and against any expenses (including attorneys' fees), judgments, fines, taxes, penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Indemnitee is or was Officer and/or director of the Corporation or was serving at the request of the Corporation as the Officer and/or Director of another corporation, partnership, joint venture, trust or other enterprise and whether or not such actions are by or in the right of the Corporation or such other corporation, partnership, joint venture, trust or other enterprise with respect to which the Indemnitee serves or has served.

       2.2 The Corporation agrees that it will never institute any action or suit at law or in equity against Indemnitee, nor institute, prosecute, or in any way aid in the institution or prosecution of any claim, demand, action, or cause of action for damages, costs, loss of services, expenses, or compensation for or on account of any damage, loss or injury either to person or property, or both, whether developed or undeveloped, resulting or to result, known or unknown, past, present, or future, arising out of Indemnitee' services to the Corporation.

3. Successful Defense;  Burden of Proof;  Settlement;  No Presumption.
   -------------------------------------------------------------------
Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful or unsuccessful on the merits in defense of any action, suit or proceeding or in defense of any issue or matter therein, including, without limitation, dismissal without prejudice, Indemnitee shall be indemnified against any and all expenses (including attorney fees), judgments, fines, taxes, penalties and amounts paid in settlement with respect to such action, suit or proceeding.

       3.1 Indemnitee shall be presumed to be entitled to indemnification for any act or omission covered under this Agreement. The burden of proof of establishing that Indemnitee is not entitled to indemnification because of the failure to fulfill some requirement of Federal or Florida law, the Corporation's articles of incorporation or by-laws or this Agreement shall be on the Corporation.

       3.2 The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement.

       3.3 For purposes of this Agreement, the termination of any action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.

4. Notice By Indemnitee. Indemnitee shall notify the Corporation in writing of any matter with respect to which Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Indemnitee of written threat thereof; provided, however, that failure to so notify the Corporation shall not constitute a waiver by Indemnitee of his rights hereunder.

5. Advancement of Expenses. In the event of any action, suit or proceeding against Indemnitee which may give rise to a right of indemnification from the Corporation pursuant to this Agreement, following written request to the Corporation by Indemnitee, the Corporation shall advance to Indemnitee amounts to cover expenses (including attorney fees) incurred by Indemnitee in defending any such action, suit or proceeding in advance of the final disposition thereof upon receipt of reasonably satisfactory evidence as to the amount of such expenses. Indemnitee's written certification together with a copy of any expense statement paid or to be paid by Indemnitee shall constitute satisfactory evidence as to the amount of expenses.

6. Non-Exclusivity of Right of Indemnification. The indemnification rights granted to Indemnitee under this Agreement shall not be deemed exclusive of, or in limitation of, any other rights to which Indemnitee may be entitled under Florida or Federal law, the Corporation's articles of incorporation or by-laws, any other agreement, any vote of Shareholders or Directors or otherwise. To the extent Florida or Federal law, the Corporation's articles of incorporation or by-laws or other applicable law, as in effect on the date hereof or at any time in the future, permit greater indemnification than is provided for in this Agreement, Indemnitee shall enjoy such greater benefits so afforded, and this agreement shall be deemed amended without any further action by the Corporation or Indemnitee to grant such greater benefits. Indemnitee shall be entitled, in the sole discretion of Indemnitee, to elect to have Indemnitee's rights hereunder interpreted on the basis of applicable law in effect at the time of execution of this Agreement, at the time of the occurrence of the indemnifiable event giving rise to a claim or at the time indemnification is sought. 7. Termination of Agreement and Survival of Right of Indemnification. Subject to
Section 7.1, this Agreement shall terminate when Indemnitee' services to the Corporation as Officer and/or Director end.

       7.1 The rights granted to Indemnitee hereunder shall continue after termination and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns, and this Agreement shall be binding upon the Corporation and its successors and assigns.

8. Mediation and Arbitration.
   --------------------------
Any disputes between the parties hereto, whether arising under this agreement or otherwise, which the parties cannot resolve between themselves using good faith shall be:

       8.1 Referred to a court certified mediator of the Circuit Court in the County of the principal office of the Corporation, and any mediation shall be held in the County of the principal office of the Corporation. The parties shall share equally in the cost of said mediation.

       8.2 In the event that said dispute is not resolved in mediation, the parties shall submit the dispute to a neutral arbitrator residing in the County of the principal address of the Corporation. The arbitration shall be held in the County of the principal office of the Corporation. The parties shall share equally in the cost of said arbitration. In the event that the parties are unable to agree upon an arbitrator within 15 days of the date on which either party requests arbitration of a matter, the arbitrator shall be provided by the American Arbitration Association. The parties further agree that full discovery shall be allowed to each party to the arbitration and a written award shall be entered forthwith. Any and all types of relief that would otherwise be available in Court shall be available to both parties in the arbitration. The decision of the arbitrator shall be final and binding. Arbitration shall be the exclusive legal remedy of the parties. judgment upon the award may be entered in any court of competent jurisdiction pursuant to Florida Statutes Chapter 682, as amended, The Arbitration Code.

       8.3 If either party refuses to comply with a ruling or decision of the arbitrator and a lawsuit is brought to enforce said ruling or decision, it is agreed that the party not complying with the ruling or decision of the arbitrator shall pay the court costs and reasonable attorney's fees (including Trial and Appellate attorney's fees) incurred in enforcing the ruling or decision of the arbitrator.

       8.4 Any rights of injunctive relief shall be in addition to and not in derogation or limitation of any other legal rights.

9.  Interpretation of Agreement.
    ---------------------------
The parties acknowledge that this Agreement is the product of mutual efforts by the parties and their respective agents. This Agreement shall be interpreted neither more favorable in favor of one party, nor less favorably in favor of another party.

10. Entire Agreement.
    ----------------
This  Agreement   constitutes  the  entire  understanding  of  the  parties  and supersedes all prior discussions, negotiations, and understandings, whether oral or written, with respect to its subject matter.

11.     Modification.
        ------------
No change or modification of this Agreement shall be valid unless it is in writing and signed by all the parties who are bound by the terms of this Agreement.

12. Attorney's  fees;  Costs.
    -------------------------
In any mediation, arbitration or litigation arising out of this Agreement, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees and costs at both the trial and appellate levels.

13. Severability.
    ------------
If any provision of this Agreement is held invalid, unenforceable, or void by a court of competent jurisdiction, this Agreement shall be considered divisible as to such provision, and the remainder of the Agreement shall be valid and binding as though such provision were not included in this Agreement.

14. Authorization.
    --------------
The Corporation is authorized to enter into this Agreement by virtue of a resolution adopted as a meeting of Directors held the 27 June 1998.

15. Benefits;  Binding  Effects.
    ---------------------------
This  Agreement  shall be binding upon and shall  operate for the benefit of the
parties   hereto   and  their   respective   heirs,   personal   representative,
administrators, successors, and assigns.

16. Venue and  Jurisdiction.
    -----------------------
Should a lawsuit be necessary to enforce this Agreement the parties agree that jurisdiction and venue are waived and suit shall be brought in the county of the principal office of the Corporation.

17. Notices.
    -------
All notices, offers, acceptances and other communications provided for in this Agreement shall be deemed delivered if sent in writing and delivered either personally or by certified mail to the Corporation at its principal office, or to the Indemnitee address appearing on the records of the Corporation, or to such other address as may be designated in writing by the Corporation or the Indemnitee.

18. No-Waivers.
    ----------
The waiver by any party of any other party's breach of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach, and the waiver by any party to exercise any right or remedy shall not operate nor be construed as a waiver or bar to the exercise of such right or remedy upon the occurrence of any subsequent breach.

19. Headings.
    --------
Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

20. Governing  Law.
    ---------------
This Agreement shall be governed by the laws of the State of Florida (without regard to the laws that might be applicable under principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect and performance.

21. Counterparts.
    ------------
This Agreement may be executed in two or more parts, each of which shall be deemed an original but all of which together shall be one and the same instrument.

22. Facsimile Copy.
    --------------
A facsimile copy of this Agreement and any signatures affixed hereto shall be considered for all purposes as originals.

                   IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above stated.


                                               /s/ Elsie Sanchez
                                               -------------------------
                                               Elsie Sanchez, Indemnitee



                                               BLACK DIAMOND INDUSTRIES, INC.

                                               By:  /s/ Elsie Sanchez
                                               -------------------------
                                               Elsie Sanchez, Director